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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 31, 2023
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Penumbra, Inc. (the “Company”) with the Securities and Exchange Commission on June 2, 2023 (the “Original 8-K”). The Original 8-K reported, among other things, the final voting results of the Company’s 2023 Annual Meeting of Stockholders held on May 31, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the decision of the Company’s Board of Directors (the “Board”) regarding the frequency of future advisory votes on the Company’s named executive officer compensation (“Say-on-Pay Votes”). No other changes have been made to the Original 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(d)As previously reported in the Original 8-K, at the 2023 Annual Meeting the stockholders of the Company approved, on an advisory basis, holding future Say-on-Pay Votes on an annual basis. The Board considered the results of this advisory vote, which was consistent with the recommendation of the Board. In light of these results and other factors, the Board determined that the Company will hold future Say-on-Pay Votes on an annual basis until the next stockholder advisory vote on the frequency of Say-on-Pay Votes, which the Company expects to hold no later than its Annual Meeting of Stockholders in 2029.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENUMBRA, INC.

Date: August 3, 2023	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary